AMENDMENT 2 TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

This Amendment to Agreement for Purchase and Sale of Real Property entered into as of March 31, 2009 by and between Blue Earth Solutions Georgia Inc., a Georgia Corporation, a wholly owned subsidiary of Blue Earth Solutions, Inc., a Nevada Corporation (“Purchaser”) and Stanley Konter, Rose Konter, Natalie Sarnat, Jonathan Sarnat, Elissa Konter & Harris Konter. (“Seller”);

WITNESSETH:

WHEREAS, Seller and Purchase entered into that certain Purchase and Sale Agreement, effectively dated January 11, 2009 (the “Contract ; and Amended February 2009.

WHEREAS, Purchaser and Seller desire to continue with Contract subject to the changes thereto hereinafter set forth:

NOW THEREFORE,  for and in consideration of the premises hereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchase and Seller do hereby covenant, stipulate and agree as follows:

1.	Closing Date: Seller and Purchase agree and recognize that the Closing date for this transaction shall be extended from March 31, 2009 to on or before April 15, 2009.

2.	All other terms and conditions as set forth in the Agreement shall remain in full force and effect.

3.	This Amendment may be executed in multiple counterparts, each of which shall be deemed an original.

4.	This Amendment may be executed by the parties using a facsimile machine and the parties’ faxed signatures shall be binding as their original signatures.

5.	The Agreement, as modified herein, is hereby ratified and confirmed by the parties as binding upon each of them and enforceable against them in accordance with its terms and conditions.

IN WITNESS WHEROF, the parties have executed this Amendment to Purchase and Sale Agreement as of the dates set forth below their respective signatures.

PURCHASER:	Blue Earth Solutions, Inc., a Georgia Corporation
By:	/s/James Cohen Jr.
Name:	James Cohen Jr.
Title:	President

Date Executed:

SELLER:	Stanley Konter
By:	/s/Stanley Konter
Date Executed:	4/1/09

Rose Konter
By:	/s/Rose Konter
Date Executed:	4/1/09

Jonathan Sarnat
By:	/s/Jonathan Sarnat
Date Executed:	4/1/09

Natalie Sarnat
By:	/s/Natalie Sarnat
Date Executed:	4/1/09

Elissa Konter
By:	/s/Elissa Konter
Date Executed:	4/1/09

Harris Konter
By:	/s/Harris Konter
Date Executed:	4/1/09